Statement of Additional Information (SAI) Supplement American Century ETF Trust
Supplement dated October 14, 2025 ■ Statement of Additional Information dated August 5, 2025

The following replaces the information for American Century Small Cap Growth Insights ETF and American Century Small Cap Value Insights ETF in the first table in the Creation and Redemption of Creation Units section on page 43:

Fund	Shares Per Creation Unit
American Century Small Cap Growth Insights ETF	12,500
American Century Small Cap Value Insights ETF	12,500

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